EXHIBIT B-4

                                     [LOGO]

        THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION.

             Recommended acquisition of Powergen plc by E.ON UK plc
                               (the "Acquisition")

THE ACQUISITION REQUIRES APPROVAL BY POWERGEN SHAREHOLDERS AT TWO MEETINGS -- THE COURT MEETING AND THE EXTRAORDINARY GENERAL MEETING -- BOTH OF WHICH ARE TO BE HELD ON 19 APRIL 2002 STARTING AT 9.30 AM.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU INTEND TO ATTEND THESE MEETINGS, YOU SHOULD COMPLETE THE BLUE FORM OF PROXY FOR THE COURT MEETING AND THE WHITE FORM OF PROXY FOR THE EXTRAORDINARY GENERAL MEETING AND RETURN THEM AS SOON AS POSSIBLE AND IN ANY EVENT SO THAT THE BLUE FORM OF PROXY ARRIVES BY 9.30 AM ON 17 APRIL* AND THE WHITE FORM OF PROXY ARRIVES BY 9.45 AM ON 17 APRIL.

INSTRUCTIONS ON COMPLETING THE BLUE AND WHITE FORMS OF PROXY ARE SET OUT ON THOSE FORMS.

You will find enclosed with this document:

o the Scheme document, which contains important information on the terms of the Acquisition and the Scheme of Arrangement by which it is to be implemented;

o        a set of three forms:

         (i)      a blue Form of Proxy for the Court Meeting;**

         (ii) a white Form of Proxy for the Extraordinary General Meeting;** and

         (iii)    a Form of Election for the Loan Note Alternative;***

         (these forms are explained in more detail in the Scheme document);
         and

o a reply paid envelope (for use in the UK only) in which to return your blue and white Forms of Proxy and the Form of Election.

IN ORDER TO HELP YOU IF YOU HAVE ANY QUERIES IN RELATION TO THE ACQUISITION, WE HAVE SET UP A SHAREHOLDER HELPLINE ON FREEPHONE 0800 953 0078 in the UK (or +44
(0) 870 703 0083 from outside the UK). Please note that calls to this number may be monitored or recorded and no advice on the merits of the Acquisition can be provided.

THE ACQUISITION HAS THE SUPPORT OF THE POWERGEN DIRECTORS. YOU ARE URGED TO SUPPORT THE ACQUISITION BY VOTING IN FAVOUR OF THE RESOLUTIONS TO BE PROPOSED AT THE COURT MEETING AND THE EXTRAORDINARY GENERAL MEETING.

27 March 2002

* If blue Forms of Proxy for the Court Meeting are not lodged by then, they may be handed to the Chairman of the Court Meeting at the Court Meeting.

** If you hold Powergen Shares through the nominee service under which Computershare Company Nominees Limited holds Powergen Shares as nominee, references to `blue Form of Proxy' above should be read as `blue Form of Instruction' and references to `white Form of Proxy' should be read as `white Form of Instruction'. Please note that your blue Form of Instruction should be returned by 9.30 am on 17 April 2002 and your white Form of Instruction should be returned by 9.45 am on 17 April 2002.

*** Certain overseas persons will not be entitled to receive Loan Notes and will be entitled to receive only cash consideration. Copies of the Form of Election are not being mailed or otherwise distributed or sent in or into the United States, Canada, Australia, Japan, New Zealand, South Africa, Belgium, France, Germany, The Netherlands, Singapore, Malaysia or Spain.

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action you should take, you are recommended to seek your own financial advice immediately from your stockbroker, solicitor, accountant or other independent financial adviser, duly authorised under the Financial Services and Markets Act 2000, if you are in the United Kingdom, or from another appropriately authorised independent financial adviser.

If you have sold or transferred all your Powergen Shares, please send this document and the accompanying documents to the purchaser or transferee or to the stockbroker, bank or other agent through or to whom the sale or transfer was effected for delivery to the purchaser or transferee. However, the Form of Election should not be forwarded in or into the United States, Canada, Australia, Japan, New Zealand, South Africa, Belgium, France, Germany, The Netherlands, Singapore, Malaysia or Spain.

This document should be read in conjunction with the Scheme document (which contains full details of the terms of the Acquisition) and the other accompanying documents.

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action you should take, you are recommended to seek your own financial advice immediately from your stockbroker, solicitor, accountant or other independent financial adviser, duly authorised under the Financial Services and Markets Act 2000, if you are in the United Kingdom, or from another appropriately authorised independent financial adviser.

If you have sold or transferred all of your Powergen Shares, please send this document, together with the accompanying reply paid envelope, to the purchaser or transferee or to the stockbroker, bank or other agent through or to whom the sale or transfer was effected for delivery to the purchaser or transferee. However, this Form of Election should not be forwarded in or into the United States, Canada, Australia, Japan, New Zealand, South Africa, Belgium, France, Germany, The Netherlands, Singapore, Malaysia or Spain. This Form of Election accompanies the circular to shareholders dated 27 March 2002 (the "Circular"). Words and phrases defined in the Circular have the same meaning when used in this document.

The availability of the Loan Note Alternative to persons outside the United Kingdom may be affected by the laws of the relevant jurisdiction. Such persons should inform themselves about, and observe, any applicable requirements of the relevant jurisdiction. Restricted Overseas Persons (including US Persons) will not be entitled to receive Loan Notes and will be entitled to receive only cash consideration.

The Loan Notes to be issued pursuant to the Acquisition may not be offered, sold or delivered, directly or indirectly, in or into Canada, Australia, Japan, New Zealand, South Africa, Belgium, France, Germany, The Netherlands, Singapore, Malaysia or Spain (except in transactions exempt from or not subject to the relevant securities laws of those jurisdictions).


--------------------------------------------------------------------------------
       FORM OF ELECTION FOR THE LOAN NOTE ALTERNATIVE FOR USE BY POWERGEN
          SHAREHOLDERS IN CONNECTION WITH THE RECOMMENDED ACQUISITION
                                       of
                                  Powergen PLC
                                       by
                                   E.ON UK PLC
                          a wholly-owned subsidiary of
                                     E.ON AG
                                  by means of a
                              SCHEME OF ARRANGEMENT
                   under section 425 of the Companies Act 1985
--------------------------------------------------------------------------------


                                IMPORTANT NOTICE

If you wish to receive cash only in respect of all your Powergen Shares, then you should NOT complete or return this Form of Election.

If you wish to take advantage of the Loan Note Alternative in respect of some or all of your Powergen Shares, you should complete and return this Form of Election (together, if your Powergen Shares are represented by share certificates, with your share certificates and other documents of title) and comply with all the instructions set out below. You are requested to complete a separate Form of Election for each holding of Powergen Shares.

BEFORE COMPLETING THIS FORM OF ELECTION, PLEASE READ CAREFULLY THE NOTES SET OUT ON PAGE 3 OF THIS FORM OF ELECTION.

This Form of Election is subject to the terms and conditions set out in the Circular and should be read in conjunction with the Circular. A summary of the principal terms of the Loan Notes is set out in Part V of the Circular. Certain details of the procedure for election for the Loan Note Alternative are set out in clause 5 of Part VIII of the Circular. In addition, certain details of the UK taxation treatment of the Loan Note Alternative are set out in section 12 of
Part II of the Circular.

Elections for the Loan Note Alternative will not be valid unless this Form of Election is correctly completed and executed in all respects and returned together, if your Powergen Shares are represented by share certificates, with your share certificates and other documents of title, either by post or by hand, to Powergen's Registrars, Computershare Investor Services PLC, P.O. Box 478, The Pavilions, Bridgwater Road, Bristol BS99 7JP so as to be received no later than 9.30am on 3 May 2002. A reply paid envelope for use in the UK only is enclosed for this purpose. Persons who make invalid elections will receive cash as if they had not elected for the Loan Note Alternative.

For persons whose Powergen Shares are in CREST:

o    the participant ID of the escrow agent is 3RA06; and

o    the member account ID of the escrow agent is POWERGEN.


                                  INSTRUCTIONS

IF YOU WISH TO RECEIVE ONLY THE CASH CONSIDERATION FOR THE ACQUISITION YOU SHOULD NOT COMPLETE OR RETURN THIS FORM.

SAVE AS PROVIDED IN THE SCHEME CIRCULAR, ELECTIONS FOR THE LOAN NOTE ALTERNATIVE ARE IRREVOCABLE. Powergen Shareholders who have made valid elections for the Loan Note Alternative may be restricted in their ability to deal in their Powergen shares.

Elections for the Loan Note Alternative will not be valid unless this Form of Election is completed and executed by you in accordance with the instructions contained herein and returned together, if your Powergen Shares are represented by share certificates, with your share certificates and other documents of title, either by post or by hand, to Powergen's Registrars, Computershare Investor Services PLC, P.O. Box 478, The Pavilions, Bridgwater Road, Bristol BS99 7JP, so as to be received by no later than 9.30am on 3 May 2002. A reply paid envelope for use in the UK only is enclosed for this purpose. If you complete this Form of Election incorrectly, or in a contradictory manner, the whole or any part of such election may, in the absolute discretion of E.ON UK, be treated as invalid and of no effect. Persons who make invalid elections will receive cash as if they had not elected for the Loan Note Alternative.

The availability of the Loan Note Alternative to persons resident outside the United Kingdom may be affected by the laws of the relevant jurisdiction. Such persons should inform themselves about and observe any applicable requirements. The Loan Note Alternative will not be available to, or for the account or benefit of, Restricted Overseas Persons (including US Persons) as described in paragraph 2 on page 3 of this Form of Election. A Form of Election contained in an envelope postmarked in the United States, Canada, Australia, Japan, New Zealand, South Africa, Belgium, France, Germany, The Netherlands, Singapore, Malaysia or Spain or otherwise appearing to Powergen or its agents to have been sent from the United States, Canada, Australia, Japan, New Zealand, South Africa, Belgium, France, Germany, The Netherlands, Singapore, Malaysia or Spain may not constitute a valid election for the Loan Note Alternative. Restricted Overseas Persons should inform themselves about and observe any applicable legal or regulatory requirements. If you are in doubt about your position you should contact your professional adviser in the relevant territory.

If you hold Powergen Shares in both certificated and uncertificated form, you should complete a separate Form of Election for each holding. Similarly, you should complete a separate Form of Election for Powergen Shares held in uncertificated form but under a different member account ID, and for Powergen Shares held in certificated form but under a different designation. You will receive one Form of Election for each holding of Powergen Shares. Further Forms of Election can be obtained from the shareholder helpline on freephone 0800 953 0078 in the UK (or +44 (0) 870 703 0083 from outside the UK).

If your Powergen Shares are represented by share certificates and you make an election in respect of those shares, you must send in your share certificate(s) and/or other documents of title with this Form of Election. (See also the notes on page 3 of this Form of Election for the action to be taken if such share certificate(s) and/or other documents of title are lost or are held by an agent.)

If your Powergen Shares are in CREST and you wish to elect for the Loan Note Alternative in respect of any of those shares, you must read and comply with the instructions on page 3 of this Form of Election.

If your election for the Loan Note Alternative is invalid for any reason, you will receive cash as if you had not elected for the Loan Note Alternative.

IF YOU HAVE ANY QUESTIONS AS TO HOW TO COMPLETE THIS FORM OF ELECTION PLEASE CONTACT THE SHAREHOLDER HELPLINE ON FREEPHONE 0800 953 0078 IN THE UK (OR +44
(0) 870 703 0083 FROM OUTSIDE THE UK).

Loan Note Alternative Election


                                                        Number of shares held at
                                                            14 March 2002


                                                                     Box A
                                                                 --------------

                                                                 --------------


Insert in Box A the total number of Powergen Shares in respect of which you wish to receive Loan Notes.

If no number or a number greater than your registered holding of Powergen Shares is inserted in Box A and you have signed Box D, you will be deemed to have made an election in respect of all of your registered holding of Powergen Shares.

Box B (see notes on page 3)
--------------------------------------------------------------------------------

If different from above, insert in BLOCK CAPITALS the full name(s) and address of the person(s) in whose name(s) the Powergen Shares are registered.

In case of query, please state daytime telephone number.






Name of the first-named registered holder

1.  Forename(s)
               -----------------------------------
                   (Mr/Mrs/Miss/Ms or Title)
    Surname
             -------------------------------------

    Daytime telephone number
                            ----------------------

   -----------------------------------------------

    Address
--------------------------------------------------

--------------------------------------------------


Name(s) of joint registered holder(s)

2.  Forename(s)
               -----------------------------------
                   (Mr/Mrs/Miss/Ms or Title)
    Surname
             -------------------------------------

    Address
             -------------------------------------

   -----------------------------------------------

3.  Forename(s)
               -----------------------------------
                    (Mr/Mrs/Miss/Ms or Title)
    Surname
             -------------------------------------

    Address
             -------------------------------------

   -----------------------------------------------

4.  Forename(s)
             -------------------------------------
                   (Mr/Mrs/Miss/Ms or Title)
    Surname
             -------------------------------------

    Address
             -------------------------------------

   -----------------------------------------------

--------------------------------------------------------------------------------

Box C (see notes on page 3)
--------------------------------------------------------------------------------
Address (outside the United States, Canada, Australia, Japan, New Zealand, South Africa, Belgium, France, Germany, The Netherlands, Singapore, Malaysia or Spain) to which consideration and/or other documents is/are to be sent if not that of the first-named registered holder.

Name                                   Agent's reference
    ---------------------------------                    -----------------------

Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       Postcode
--------------------------------------         ---------------------------------

--------------------------------------------------------------------------------

If you sign this Form of Election you shall be deemed to have given the representations and warranties contained in paragraph 2 on page 3 of this Form of Election overleaf.

Box D (see notes on page 3)
--------------------------------------------------------------------------------

Signature(s) -- Signatures by individual shareholder(s)

IN THE CASE OF JOINT HOLDERS, ALL MUST SIGN


Signed as a deed by:

1.  Name
        ------------------------------------------------------------------------
    Signature
             -------------------------------------------------------------------
2.  Name
        ------------------------------------------------------------------------
    Signature
             -------------------------------------------------------------------
3.  Name
        ------------------------------------------------------------------------
    Signature
             -------------------------------------------------------------------
4.  Name
        ------------------------------------------------------------------------
    Signature
             -------------------------------------------------------------------
Dated                                                                      2002
      --------------------------------------------------------------------

Witnessed by:

1.  Name
        ------------------------------------------------------------------------
    Signature
             -------------------------------------------------------------------
2.  Name
        ------------------------------------------------------------------------
    Signature
             -------------------------------------------------------------------
3.  Name
        ------------------------------------------------------------------------
    Signature
             -------------------------------------------------------------------
4.  Name
        ------------------------------------------------------------------------
    Signature
             -------------------------------------------------------------------

Execution by a company (*delete as appropriate)
Executed as a Deed by/under the common seal of the company named*

Name of Company
                                         Date                              2002
----------------------------------------
in the presence of/acting by
Name of Director                         Signature
                                                  ------------------------------
----------------------------------------

Name of Director/Secretary               Date                              2002

                                         Signature
----------------------------------------          ------------------------------

Note: All persons electing for the Loan Note Election must sign this Box D in the presence of a witness who should also sign Box D where indicated. A witness must be over 18 years of age and must not be one of the joint registered holders.




--------------------------------------------------------------------------------
                                Affix Seal Here

--------------------------------------------------------------------------------

Box E (see notes on page 3)

Insert in this Box the participant ID and member account ID under which the Powergen Shares in respect of which you elect for the Loan Note Alternative are held by you in CREST.

Participant ID
              ------------------------------------------------------------------

Member Account ID
                 ---------------------------------------------------------------

The Form of Election Reference Number of this form is

                                                                   ----
                                                                   POO1
                                                                   ----

            NOTES REGARDING THE COMPLETION AND LODGING OF THIS FORM

In order to be effective, this Form of Election must, except as mentioned below, be signed as a deed personally by the registered holder (or, in the case of a joint holding, by ALL the joint holders) or under a power of attorney and each signature must be independently witnessed. A company incorporated in England and Wales must execute this Form of Election under seal, or by a director and another director or the company secretary signing the Form of Election, and the name of the company must be inserted. Each such person signing the Form of Election should state the office which he/she holds. A company incorporated outside of England and Wales may sign in accordance with the laws of the territory in which it is incorporated.

In order to avoid delay and inconvenience to yourself, the following points may assist you:

1. If you have sold (or otherwise transferred) all your Powergen Shares Please see the instructions on page 1 of this Form of Election.

2. Restricted Overseas Persons (in or resident in the United States, Canada, Australia, Japan, New Zealand, South Africa, Belgium, France, Germany, The Netherlands, Singapore, Malaysia or Spain)

     If you elect for Loan Notes using this Form of Election, you hereby warrant and represent that you are not a US Person or a person in or resident in the United States, Canada, Australia, Japan, New Zealand, South Africa, Belgium, France, Germany, The Netherlands, Singapore, Malaysia or Spain (including an individual, partnership, incorporated syndicate, incorporated association, trust, trustee, executor, administrator or other legal representative) (a "Restricted Overseas Person") and that you will not be acquiring, and will not be holding, the Loan Notes for the account or benefit of a Restricted Overseas Person or with a view to the offer, sale, re-sale, delivery or transfer, directly or indirectly, of such Loan Notes in or into the United States, Canada, Australia, Japan, New Zealand, South Africa, Belgium, France, Germany, The Netherlands, Singapore, Malaysia or Spain or to or for the account or benefit of any Restricted Overseas Person or any other person whom such proposed transferee has reason to believe is purchasing for the purpose of such offer, sale, re-sale, delivery or transfer.

3.   If a holder is away from home (e.g. abroad or on holiday)

     Send this Form of Election by the quickest means (e.g. air mail) (but not in or into the United States, Canada, Australia, Japan, New Zealand, South Africa, Belgium, France, Germany, The Netherlands, Singapore, Malaysia or Spain) to the holder for execution or, if he has executed a power of attorney, have this Form of Election signed by an attorney. In the latter case, the power of attorney (or a copy thereof duly certified in accordance with the Powers of Attorney Act 1971) must be lodged with this Form of Election for noting (see paragraph 10 below). No other signatures are acceptable.

4.   If the sole holder has died

     If probate or letters of administration have been registered with Powergen, this Form of Election must be signed by the personal representative(s) of the deceased holder, each in the presence of a witness and lodged with Computershare Investor Services PLC at the address on page 1 of this Form of Election. If probate or letters of administration have not been registered with Powergen, the personal representative(s) or the prospective personal representative(s) should sign this Form of Election, each in the presence of a witness and forward it with the share certificate(s) and/or other documents of title. However, the grant of probate, letters of administration or certificate of confirmation must be lodged with Computershare Investor Services PLC at the address on page 1 of this Form of Election before the consideration due under the Scheme can be forwarded to the personal representative(s).

5.   If one of the holders in a joint account has died

     This Form of Election must be signed by all the surviving holders and lodged with Computershare Investor Services PLC at the address on page 1 of this Form of Election, accompanied by the death certificate, grant of probate, letters of administration or certificate of confirmation in respect of the deceased holder.

6. If your shares are in certificated form and the share certificate(s) and/or other documents of title is/are held by your bank or some other agent

     Complete this Form of Election and lodge it with Computershare Investor Services PLC at the address on page 1 of this Form of Election, together with a note saying e.g. "certificate(s) to follow", and arrange for the certificate(s) and/or other documents of title to be forwarded to Computershare Investor Services PLC at the address on page 1 of this Form of Election as soon as possible thereafter to arrive by no later than 9.30am on 3 May 2002. It is helpful for your agent to be informed of the terms of the Scheme.

7.   Change of address for the purposes of settlement

     If you complete Box B with an address which differs from your address as it appears in the register of members, or if you complete Box C, you will be deemed to have notified Powergen of a change of address for the purposes of clause 6(ii) of the Scheme in Part VIII of the Circular.

8.   Lost share certificates

     If you have lost your share certificates and/or other documents of title, complete and lodge the Form of Election, together with a letter asking for a letter of indemnity in respect of the lost certificates and/or other documents of title, with Computershare Investor Services PLC at the address on page 1 of this Form of Election. The letter of indemnity should be completed in accordance with the instructions given and immediately thereafter lodged with Computershare Investor Services PLC in support of the Form of Election. No acknowledgement of receipt of documents will be given. Failure to provide certificates and/or other documents of title or letters of indemnity may result in the election being invalid.

9.   Incorrect details on certificate

     If your full name differs from that appearing on your share certificate, complete Box B of this Form of Election with the correct name and lodge it, accompanied by a letter from your bank, stockbroker or solicitor confirming that the person described on the certificate and the person who has signed this Form of Election are one and the same. In respect of an incorrect address, please insert the correct address in Box B of this Form of Election. In respect of a change of name, please lodge your marriage certificate or the deed poll with this Form of Election for noting. These documents will be returned as directed.

10.  Form of Election signed under a power of attorney

     The completed Form of Election, together with the share certificate(s) and/or other document(s) of title, should be lodged with Computershare Investor Services PLC at the address on page 1 of this Form of Election accompanied by the original power of attorney (or a copy thereof duly certified in accordance with the Powers of Attorney Act 1971). The power of attorney will be noted by Computershare Investor Services PLC and returned as directed.

        ONLY READ THIS SECTION IF YOUR POWERGEN SHARES ARE HELD IN CREST
               AND YOU HAVE ELECTED FOR THE LOAN NOTE ALTERNATIVE

If your Powergen Shares are in uncertificated form and you have elected for the Loan Note Alternative, please complete Box E to give details of the participant ID and member account ID under which such Powergen Shares are held by you in CREST. In addition, you should take (or procure to be taken) the action set out below to transfer the Powergen Shares in respect of which you wish to elect for the Loan Note Alternative to an escrow balance, using the TTE Instruction specifying Computershare Investor Services PLC (in its capacity as a CREST participant under Computershare Investor Services PLC's participant ID referred to below) as the escrow agent, as soon as possible and in any event so that the transfer to escrow ("TTE") settles no later than 9.30am on 3 May 2002.

If you are a CREST personal member, you should refer to your CREST sponsor before taking any action. Your CREST sponsor will be able to confirm details of your participant ID and the member account ID under which your Powergen Shares are held. In addition, only your CREST sponsor will be able to send the TTE Instruction to CRESTCo in relation to your Powergen Shares.

You should send (or, if you are a CREST personal member, procure that your CREST sponsor sends) a TTE Instruction to CRESTCo which must be properly authenticated in accordance with CRESTCo's specifications and which must contain, in addition to the other information that is required for a TTE Instruction to settle in CREST, the following details:

o    Number of Powergen Shares to be transferred to an escrow balance;

o Your member account ID. This must be the same member account ID as the member account ID that is inserted in Box E of this Form of Election;

o Your participant ID. This must be the same participant ID as the participant ID that is inserted in Box E of this Form of Election;

o Participant ID of the escrow agent (Computershare Investor Services PLC in its capacity as a CREST Receiving Agent). This is 3RA06;

o    Member account ID of the escrow agent. This is POWERGEN;

o Form of Election Reference Number. This is the Reference Number that appears on page 2 of this Form of Election. This Reference Number should be inserted in the first eight characters of the shared note field on the TTE Instruction. Such insertion will enable Computershare Investor Services PLC to match the TTE to your Form of Election. You should keep a separate record of this Reference Number for future reference;

o Corporate Action Number. This is allocated by CRESTCo and can be found by viewing the relevant Corporate Action details in CREST.

o    Input with standard delivery instruction priority 80; and

o Intended Settlement Date. This should be as soon as possible and in any event not later than 9.30am on 3 May 2002.

After settlement of the TTE Instruction, you will not be able to access the Powergen Shares concerned in CREST for any transaction or for charging purposes. If the Scheme becomes effective, the escrow agent will transfer the Powergen Shares concerned to E.ON UK.

You are recommended to refer to the CREST Manual published by CRESTCo for further information on the CREST procedures outlined above. For ease of processing, you are requested, wherever possible, to ensure that a Form of Election relates to only one TTE.

If no Form of Election Reference Number, or an incorrect Form of Election Reference Number, is included on the TTE Instruction, E.ON UK may treat any amount of the Powergen Shares transferred to an escrow balance in favour of the escrow agent specified above from the participant ID and member account ID identified in the TTE Instruction as relating to any Form of Election which relates to the same member account ID and participant ID (up to the amount of Powergen Shares inserted or deemed to be inserted on the Form of Election concerned).

You should note that CRESTCo does not make available special procedures in CREST for any particular corporate action. Normal system timings and limitations will therefore apply in connection with a TTE Instruction and its settlement. You should therefore ensure that all necessary action is taken by you (or by your CREST Sponsor) to enable a TTE Instruction relating to your Powergen Shares to settle prior to 9.30am on 3 May 2002. In this connection, you are referred in particular to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.

Please note that, if you elect for the Loan Note Alternative in respect of Powergen Shares which are held in CREST and if you fail to give the TTE Instruction to settle prior to 9.30am on 3 May 2002 in accordance with the instructions set out above, your election for the Loan Note Alternative will to that extent be invalid and you will receive cash as if you had not elected for the Loan Note Alternative.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                  Powergen plc
                                 (the "Company")
            FORM OF PROXY FOR THE EXTRAORDINARY GENERAL MEETING
                                ON 19 APRIL 2002

                                                                        -----
                                                                        001PG
                                                                        -----

                                                   ----------------------------
                                                     PIN                SRN
                                                   ----------------------------



FOLD HERE                                                              FOLD HERE
--------------------------------------------------------------------------------

I/We being (a) holder(s) of ordinary shares of 50p each in the share capital of the Company, HEREBY APPOINT the Chairman of the meeting (see Note 5 below)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

as my/our proxy to act for me/us at the Extraordinary General Meeting of the Company convened for 9.45am on 19 April 2002 at The Nine Kings Suite, Royal Lancaster Hotel, Lancaster Terrace, London W2 2TY (or as soon thereafter as the separate meeting of the holders of the ordinary shares of 50 pence in the capital of the Company convened by the High Court for such date shall have concluded or been adjourned) and at any adjournment thereof. I/We hereby direct my/our proxy to vote on the resolution set out in the Notice convening the Extraordinary General Meeting as follows:

Special Resolution
-----------------------------------------------------------
To:
(a) (i) approve the Scheme and the reduction and subsequent
restoration of the capital in the Company in accordance with     For   Against
the Scheme referred to in the Notice convening the meeting;
and (ii) authorise the directors of the Company to allot the     / /     / /
relevant securities to E.ON UK plc; and

(b) amend the articles of association of the Company to insert a new article 4A referred to in the Notice of Meeting.
-----------------------------------------------------------

          -------------------------------         ------------------------------
Signature                                    Date                          2002
          -------------------------------         ------------------------------

Notes:

1. Please indicate with a "X" how you wish your vote to be cast in respect of the above resolution. In the absence of any specific direction, the proxy may abstain or vote for or against the proposed resolution at his discretion and, unless otherwise instructed, the proxy may also vote or abstain from voting at his discretion on any other business which may properly come before the meeting.

2. In the case of joint holders, any one of them may sign. However, the vote of the senior who tenders a vote whether in person or by proxy will be accepted to the exclusion of the vote(s) of the other joint holder(s) and for this purpose seniority will be determined by the order in which the names stand in the register of members of the Company.

3. This form of proxy should be signed by a member, or his attorney duly authorised in writing and, if a corporation, this form of proxy must be executed under its common seal or under the hand of an officer, attorney or other agent duly authorised in writing in that behalf or, if a corporation sole, under the hand of a representative thereof duly authorised in writing in that behalf.

4. This form of proxy should be lodged together with any power of attorney or other written authority under which it is executed, or an office or notarially certified copy of such power or written authority, or a copy certified in accordance with the Powers of Attorney Act 1971, with the Company's Registrars, Computershare Investor Services PLC, P.O. Box 478, The Pavilions, Bridgwater Road, Bristol BS99 7JP, not later than 9.45am on 17 April 2002.

5. If you wish to appoint some other person(s) as your proxy, please delete the words "the Chairman of the meeting" and insert the name and address of your proxy in block capitals in the space provided and initial the alteration.

6. The completion and return of this form of proxy will not preclude you from attending and voting at the meeting in person if you wish to do so.

7. Any alterations to this form of proxy must be initialled by the person who signs it.

8. The person to whom this proxy is given need not be a member of the Company, but must attend the meeting in person to represent you.

9. Entitlement to attend and vote at the meeting and the number of votes which may be cast thereat, will be determined by reference to the register of members of the Company as at 9.45am on 17 April 2002, or in the event that the meeting is adjourned, the register of members 48 hours before the time of any adjourned meeting.

10. If you would like to submit your proxy vote via the internet, you can do so by accessing our website www.powergenplc.com and selecting the Shareholder Electronic Communications link. You will require your unique PIN and Shareholder Reference Number (SRN) printed on this form to log in (the PIN will expire at the end of the voting period). You can access this site from any internet enabled PC. Electronic proxies must be completed and lodged in accordance with the instructions on the website, by no later than 9.45am on 17 April 2002.

If you have any queries about the completion of this form of instruction you should contact the shareholder helpline on freephone 0800 953 0078 in the UK (or +44 (0) 870 703 0083 from outside the UK).

--------------------------------------------------------------------------------
Admission Card


This card shows that you are entitled to attend and vote at the Extraordinary General
Meeting of Powergen plc at The Nine Kings
Suite, Royal Lancaster Hotel, Lancaster
Terrace, London W2 2TY at 9.45am on 19 April
2002 (or as soon thereafter as the meeting of the holders of ordinary shares of 50 pence each convened for 9.30am the same day, and at the same place, by an order of the High Court of Justice, shall have concluded or been adjourned). Please bring this card with you when you come to the meeting and keep it until the end of the meeting.

Shareholders (and any proxies or
representatives they appoint) agree, by
attending the meeting, that they are
expressly requesting and that they are
willing to receive any communications
(including communications relating to the
Company's securities) made at the meeting.

                                  Detach here
--------------------------------------------------------------------------------
If you are attending the meeting, please bring this card with you for completion at the meeting.

Poll Card - Extraordinary General Meeting

Upon a poll being called at the
Extraordinary General Meeting the                             For      Against
Chairman will direct shareholders       ------------------  ------    --------
on proceedings.                         Special Resolution
                                        ------------------


                                               2002
------------------------     ----------------------
Signature                    Date


Any joint holder may sign.

Shareholders (and any proxies or representatives they appoint) agree, by attending the meeting, that they are expressly requesting and that they are willing to receive any communications (including communications relating to the Company's securities) made at the meeting.

IN THE HIGH COURT OF JUSTICE                                     No. 1985
CHANCERY DIVISION
COMPANIES COURT


                                  Powergen plc
                                 (the "Company")
                       FORM OF PROXY FOR THE COURT MEETING
                                ON 19 APRIL 2002

                                                                      -----
                                                                      002PG
                                                                      -----

   In the matter of Powergen plc and in the matter of the Companies Act 1985


                                                   ----------------------------


                                                   ----------------------------
                                                     PIN                SRN
                                                   ----------------------------



FOLD HERE                                                              FOLD HERE
--------------------------------------------------------------------------------

I/We being (a) holder(s) of ordinary shares of 50p each in the share capital of the Company, HEREBY APPOINT the Chairman of the meeting
(see Note 5 below)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
as my/our proxy to act for me/us at the meeting of the holders of the ordinary shares of 50 pence each in the share capital of the Company to be held at 9.30am on 19 April 2002 at The Nine Kings Suite, Royal Lancaster Hotel, Lancaster Terrace, London W2 2TY and at any adjournment thereof for the purposes of considering and, if thought fit, approving (with or without modification) the proposed scheme of arrangement referred to in the Notice convening the said meeting (the "Scheme") and at such meeting or at any adjournment thereof to vote for me/us and in my/our name(s) for the said Scheme (either with or without modification, as my/our proxy may approve) or against the said Scheme, as hereunder indicated.

Important:
If you wish to vote in favour of the Scheme, please sign in the box marked "FOR the said Scheme"
If you wish to vote against the Scheme, please sign in the box marked "AGAINST the said Scheme"

              FOR the said Scheme                   AGAINST the said Scheme
           ------------------------               ---------------------------
Signature                            OR Signature
           ------------------------               ---------------------------

     -----------------------
Date                    2002
     -----------------------

Notes:

1. Please sign in the relevant box above how you wish your vote to be cast in respect of the proposed Scheme. Unless otherwise instructed, the proxy may also vote or abstain from voting at his discretion on any other business which may properly come before the meeting.

2. In the case of joint holders, any one of them may sign. However, the vote of the senior who tenders a vote whether in person or by proxy will be accepted to the exclusion of the vote(s) of the other joint holder(s) and for this purpose seniority will be determined by the order in which the names stand in the register of members of the Company.

3. This form of proxy should be signed by a member, or his attorney duly authorised in writing and, if a corporation, this form of proxy must be executed under its common seal or under the hand of an officer, attorney or other agent duly authorised in writing in that behalf or, if a corporation sole, under the hand of a representative thereof duly authorised in writing in that behalf.

4. This form of proxy should be lodged together with any power of attorney or other written authority under which it is executed, or an office or notarially certified copy of such power or written authority, or a copy certified in accordance with the Powers of Attorney Act 1971, with the Company's Registrars, Computershare Investor Services PLC, P.O. Box 478, The Pavilions, Bridgwater Road, Bristol BS99 7JP, not later than 9.30am on 17 April 2002, but if this form of proxy and any power of attorney or other written authority or duly certified copy is not so lodged it may be handed to the Chairman of the Court Meeting at the Court Meeting.

5. If you wish to appoint some other person(s) as your proxy, please delete the words "the Chairman of the meeting" and insert the name and address of your proxy in block capitals in the space provided and initial the alteration.

6. The completion and return of this form of proxy will not preclude you from attending and voting at the Court Meeting in person if you so wish.

7. Any alterations to this form of proxy must be initialled by the person who signs it.

8. The person to whom this proxy is given need not be a member of the Company, but must attend the Court Meeting in person to represent you.

9. Entitlement to attend and vote at the meeting and the number of votes which may be cast thereat, will be determined by reference to the register of members of the Company as at 9.30am on 17 April 2002, or in the event that the meeting is adjourned, the register of members 48 hours before the time of any adjourned meeting.

10. If you would like to submit your proxy vote via the internet, you can do so by accessing our website www.powergenplc.com and selecting the Shareholder Electronic Communications link. You will require your unique PIN and Shareholder Reference Number (SRN) printed on this form to log in (the PIN will expire at the end of the voting period). You can access this site from any internet enabled PC. Electronic proxies must be completed and lodged in accordance with the instructions on the website, by no later than 9.30am on 17 April 2002.

If you have any queries about the completion of this form of proxy you should contact the shareholder helpline on freephone 0800 953 0078 in the UK (or +44
(0) 870 703 0083 from outside the UK).

--------------------------------------------------------------------------------

Admission Card

This card shows that you are entitled to attend and vote at the meeting convened by the Court at The Nine Kings Suite, Royal
Lancaster Hotel, Lancaster Terrace, London W2
2TY at 9.30am on 19 April 2002. Please bring this card with you when you come to the meeting and keep it until the end of the meeting.

Shareholders (and any proxies or
representatives they appoint) agree, by
attending the meeting, that they are
expressly requesting and that they are
willing to receive any communications
(including communications relating to the
Company's securities) made at the meeting.

                                   Detach here
--------------------------------------------------------------------------------

If you are attending the meeting, please bring this card with you for completion at the meeting.

Poll Card - Court Meeting

Upon a poll being called at the Court Meeting the Chairman will direct shareholders on proceedings.

           ------------------------   ---------------------------
Signature
           ------------------------   ---------------------------
           FOR the said Scheme        AGAINST the said Scheme


Any joint holder may sign.

     -----------------------
Date                    2002
     -----------------------


Shareholders (and any proxies or representatives they appoint) agree, by attending the meeting, that they are expressly requesting and that they are willing to receive any communications (including communications relating to the Company's securities) made at the meeting.

                                  POWERGEN plc
                                 (the "Company")
            FORM OF INSTRUCTION FOR THE EXTRAORDINARY GENERAL MEETING
                                ON 19 APRIL 2002

                                                                        -----
                                                                        003PG
                                                                        -----


                                                                 ---------------


                                                                 ---------------
                                                                      SRN
                                                                 ---------------


FOLD HERE                                                              FOLD HERE
--------------------------------------------------------------------------------

I/We HEREBY INSTRUCT Computershare Company Nominees Limited to appoint the Chairman of the meeting (see Note 5 below)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

as its proxy to attend and vote at the Extraordinary General Meeting of the Company convened for 9.45am on 19 April 2002 at The Nine Kings Suite, Royal Lancaster Hotel, Lancaster Terrace, London W2 2TY (or as soon thereafter as the separate meeting of the holders of the ordinary shares of 50 pence in the capital of the Company convened by the High Court for such date shall have concluded or been adjourned) and at any adjournment thereof. I/We hereby instruct Computershare Company Nominees Limited to direct my/our proxy to vote in respect of the ordinary shares held by Computershare Company Nominees Limited as nominee for me/us on the resolution set out in the Notice convening the Extraordinary General Meeting as follows:

Special Resolution To:
-----------------------------------------------------------
(a) (i) approve the Scheme and the reduction and subsequent
restoration of the capital in the Company in accordance with     For   Against
the Scheme referred to in the Notice convening the meeting;
and (ii) authorise the directors of the Company to allot the     / /     / /
relevant securities to E.ON UK plc; and

(b) amend the articles of association of the Company to insert a new article 4A referred to in the Notice of Meeting.
-----------------------------------------------------------

          -------------------------------         ------------------------------
Signature                                    Date                          2002
          -------------------------------         ------------------------------

Notes:

1. Please indicate with a "X" how you wish the vote in respect of the ordinary shares held by Computershare Company Nominees Limited as nominee for you to be cast in respect of the above resolution. In the absence of any specific direction, the proxy may abstain or vote for or against the proposed resolution at his discretion and, unless otherwise instructed, the proxy may also vote or abstain from voting at his discretion on any other business which may properly come before the meeting.

2. In the case of joint holders, all must sign.

3. This form of instruction should be signed by a holder on the nominee register, or his attorney duly authorised in writing and, if a corporation, this form of instruction must be executed under its common seal or under the hand of an officer, attorney or other agent duly authorised in writing in that behalf or, if a corporation sole, under the hand of a representative thereof duly authorised in writing in that behalf.

4. This form of instruction should be lodged together with any power of attorney or other written authority under which it is executed, or an office or notarially certified copy of such power or written authority, or a copy certified in accordance with the Powers of Attorney Act 1971, with the Company's Registrars, Computershare Investor Services PLC, P.O. Box 478, The Pavilions, Bridgwater Road, Bristol BS99 7JP not later than 9.45am on 17 April 2002.

5. If you wish to instruct Computershare Company Nominees Limited to appoint some other person(s), which may be yourself, as its proxy in respect of the ordinary shares held by Computershare Company Nominees Limited as nominee for you, please delete the words "the Chairman of the meeting" and insert the name and address of your proxy in block capitals in the space provided and initial the alteration.

6. Any alterations to this form of instruction must be initialled by the person who signs it.

7. The person to whom the proxy is given need not be a member of the Company, but must attend the meeting in person to represent you.

8. Entitlement to attend and vote at the meeting and the number of votes which may be cast thereat, will be determined by reference to the register of members of the Company as at 9.45am on 17 April 2002, or in the event that the meeting is adjourned, the register of members 48 hours before the time of any adjourned meeting.

If you have any queries about the completion of this form of instruction you should contact the shareholder helpline on freephone 0800 953 0078 in the UK (or +44 (0) 870 703 0083 from outside the UK).

--------------------------------------------------------------------------------
Admission Card


This card shows that you are entitled to attend and vote at the Extraordinary General
Meeting of Powergen plc at The Nine Kings
Suite, Royal Lancaster Hotel, Lancaster
Terrace, London W2 2TY at 9.45am on 19 April
2002 (or as soon thereafter as the meeting of the holders of ordinary shares of 50 pence each convened for 9.30am the same day, and at the same place, by an order of the High Court of Justice, shall have concluded or been adjourned). Please bring this card with you when you come to the meeting and keep it until the end of the meeting.

Shareholders (and any proxies or
representatives they appoint) agree, by
attending the meeting, that they are
expressly requesting and that they are
willing to receive any communications
(including communications relating to the
Company's securities) made at the meeting.

IN THE HIGH COURT OF JUSTICE                                          No. 1985
CHANCERY DIVISION
COMPANIES COURT


                                  POWERGEN plc
                                 (the "Company")
                    FORM OF INSTRUCTION FOR THE COURT MEETING
                                ON 19 APRIL 2002

    In the matter of Powergen plc and in the matter of the Companies Act 1985

                                                                     -----
                                                                     004PG
                                                                     -----

                                                            -------------------


                                                            -------------------

                                                            -------------------
                                                                    SRN


FOLD HERE                                                              FOLD HERE
--------------------------------------------------------------------------------

I/We HEREBY INSTRUCT Computershare Company Nominees Limited to appoint the Chairman of the meeting (see Note 5 below)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

as its proxy to attend and vote on its behalf at the meeting of the holders of the ordinary shares of 50 pence each in the share capital of the Company to be held at 9.30am on 19 April 2002 at The Nine Kings Suite, Royal Lancaster Hotel, Lancaster Terrace, London W2 2TY and at any adjournment thereof for the purposes of considering and, if thought fit, approving (with or without modification) the proposed scheme of arrangement referred to in the Notice convening the said meeting (the "Scheme") and at such meeting (or at any adjournment thereof) to vote in respect of the ordinary shares held by Computershare Company Nominees Limited as nominee for me/us for the said Scheme (either with or without modification, as my/our proxy may approve) or against the said Scheme, as hereunder indicated.

Important:

If you wish to vote in favour of the Scheme, please sign in the box marked "FOR the said Scheme"
If you wish to vote against the Scheme, please sign in the box marked "AGAINST the said Scheme"


              FOR the said Scheme                   AGAINST the said Scheme
           ------------------------               ---------------------------
Signature                            OR Signature
           ------------------------               ---------------------------

     -----------------------
Date                    2002
     -----------------------

Notes:

1. Please sign in the relevant box above how you wish the vote in respect of the ordinary shares held by Computershare Company Nominees Limited as nominee for you to be cast in respect of the proposed Scheme. Unless otherwise instructed, the proxy may also vote or abstain from voting at his d iscretion on any other business which may properly come before the meeting.

2. In the case of joint holders, all must sign.

3. This form of instruction should be signed by a holder on the nominee register, or his attorney duly authorised in writing and, if a corporation, this form of instruction must be executed under its common seal or under the hand of an officer, attorney or other agent duly authorised in writing in that behalf or, if a corporation sole, under the hand of a representative thereof duly authorised in writing in that behalf.

4. This form of instruction should be lodged together with any power of attorney or other written authority under which it is executed, or an office or notarially certified copy of such power or written authority, or a copy certified in accordance with the Powers of Attorney Act 1971, with the Company's Registrars, Computershare Investor Services PLC, P.O. Box 478, The Pavilions, Bridgwater Road, Bristol BS99 7JP not later than 9.30am on 17 April 2002.

5. If you wish to instruct Computershare Company Nominees Limited to appoint some other person(s), which may be yourself, as its proxy in respect of the ordinary shares held by Computershare Company Nominees Limited as nominee for you, please delete the words "the Chairman of the meeting" and insert the name and address of your proxy in block capitals in the space provided and initial the alteration.

6. Any alterations to this form of instruction must be initialled by the person who signs it.

7. The person to whom the proxy is given need not be a member of the Company, but must attend the Court Meeting in person to represent you.

8. Entitlement to attend and vote at the meeting and the number of votes which may be cast thereat, will be determined by reference to the register of members of the Company as at 9.30am on 17 April 2002, or in the event that the meeting is adjourned, the register of members 48 hours before the time of any adjourned meeting.
If you have any queries about the completion of this form of instruction you should contact the shareholder helpline on freephone 0800 953 0078 in the UK (or +44 (0) 870 703 0083 from outside the UK).

--------------------------------------------------------------------------------

Admission Card

This card shows that you are entitled to attend and vote at the meeting convened by the Court at The Nine Kings Suite, Royal
Lancaster Hotel, Lancaster Terrace, London W2
2TY at 9.30am on 19 April 2002. Please bring this card with you when you come to the meeting and keep it until the end of the meeting.

Shareholders (and any proxies or
representatives they appoint) agree, by
attending the meeting, that they are
expressly requesting and that they are
willing to receive any communications
(including communications relating to the
Company's securities) made at the meeting.